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                                                                      Exhibit 24



                          INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in the registration statement and related prospectus of Vikonics, Inc. on Form S-8 of our report dated, June 7, 2000, related to the financial statements included in Part IV,
Item 14(a) (1) of the Annual Report on Form 10-KSB of Vikonics, Inc. for the year ended March 31, 2000.

                                                 CITRIN COOPERMAN & COMPANY, LLP


New York, New York
July, 2000